Exhibit 99.1

Corporate Communications
mediarelations@aa.com

Investor Relations
investor.relations@aa.com

FOR RELEASE: Tuesday, Dec. 14, 2021
AMERICAN AIRLINES ANNOUNCES SENIOR LEADERSHIP TEAM
Derek Kerr Named Vice Chair
Stephen Johnson and Maya Leibman Continue in Key Leadership Roles
Team Brings Diverse Skills and Unmatched Experience to Lead American’s Next Chapter

FORT WORTH, Texas — American Airlines Group Inc. (NASDAQ: AAL) today announced the senior leadership team that will report to Robert Isom when he becomes CEO on March 31, 2022.

Current Chief Financial Officer Derek Kerr will assume the additional designation of Vice Chair of American Airlines, overseeing all corporate financial functions, global corporate risk and corporate development. Kerr will also continue oversight of American Eagle operations, the regional network responsible for approximately half of American’s departures.

Steve Johnson will undertake a new strategic advisory role focused on strategy development, economics and competition issues, corporate governance and ESG, and corporate development. In this role Johnson will hold the title of Executive Vice President.

Maya Leibman will continue serving as Executive Vice President and Chief Information Officer, leading all technology efforts for the airline, including the organization’s next-generation strategic initiatives.

In addition, the following individuals will be joining American’s senior leadership team:
•Priya Aiyar, Senior Vice President, Corporate Affairs and Chief Legal Officer
•Cole Brown, Senior Vice President, Chief People Officer
•Ron DeFeo, Senior Vice President, Chief Communications Officer
•Nate Gatten, Senior Vice President, Corporate Affairs and Chief Government Affairs Officer
•Vasu Raja, Senior Vice President, Chief Commercial Officer
•David Seymour, Senior Vice President, Chief Operating Officer

Current President and Incoming CEO Robert Isom said: “These executives are all extremely capable and experienced leaders, and together, they form an unstoppable team. This team possesses deep intellectual and technical expertise and truly takes the ethos of servant leadership to heart. And they all embrace and live our purpose of caring for people on life’s journey. Importantly, we are all aligned around the importance welcoming our customers back to an incredibly reliable airline and returning American to profitability as soon as possible. Each of these individuals has played a key part in American’s recovery through the pandemic and I’m excited to work with them as we lead American forward into 2022 and beyond. We are honored to work for our people, customers and shareholders, and know that we only win when we operate as one team.”

Senior Leadership Team

Derek Kerr is Vice Chair, Chief Financial Officer and President, American Eagle. He has held the title of Executive Vice President, Chief Financial Officer since December 2013. Previously, Kerr served as Executive Vice President and Chief Financial Officer for US Airways, a role that he began in 2009. Prior to that, he was Senior Vice President and Chief Financial Officer of America West Airlines, a role he began in 2002. He joined America West in 1996 as Senior Director, Planning, and was promoted to Vice President, Financial Planning and Analysis, in 1998. In 2002, Kerr was promoted to Senior Vice President, Finance, adding responsibility for purchasing and fuel administration. Prior to joining America West, Kerr served in various financial planning and analysis positions with Northwest Airlines. Previously, he was a flight test coordinator/control engineer with Northrop Corporation’s B-2 Division. Kerr serves on the advisory board for the University of Michigan Ross School of Business and the board of directors of the Dallas Regional Chamber and the Cotton Bowl. He is also a member of the Knight Commission on Intercollegiate Athletics and the Knight Commission Task Force on Racial Equality. He earned a Bachelor of Science in aeronautical engineering and a Master of Business Administration in finance from the University of Michigan, where he was a catcher for the Wolverine baseball team.

Steve Johnson is Executive Vice President and strategic advisor to the CEO, the leadership team, and the board of directors. Steve collaborates and provides counsel on American’s strategy development and strategic positioning; economics and competition issues; corporate governance, corporate purpose and ESG; policy development and external affairs; partnerships, alliances, deals and deal making; and labor strategy. Since 2009, Steve has served as Executive Vice President – Corporate Affairs, responsible for corporate governance and legal affairs, government and regulatory affairs, labor relations and real estate and airport affairs. From 2003 until 2009, he was a partner at Indigo Partners LLC, a private equity firm specializing in investments in the airline industry. Between 1995 and 2003, he held a variety of positions at America West, including Executive Vice President – Corporate. Prior to that, Steve served as Senior Vice President and General Counsel at GPA Group PLC and practiced law at the Seattle-based law firm Bogle & Gates. Steve is a member of the board of directors of Wizz Air Holdings PLC, is a Lecturer at the Haas School of Business at the University of California, Berkeley, and serves on the Executive Advisory Board of the University’s Berkeley Center for Law and Business. Steve earned his Master of Business Administration and Juris Doctor from the University of California, Berkeley. He began his undergraduate education at the University of Washington and earned a Bachelor of Arts in economics from California State University, Sacramento.

Maya Leibman is Executive Vice President and Chief Information Officer, a position she has held since November 2015. Previously, she served as Senior Vice President and Chief Information Officer from January 2012 to November 2015. Prior to her role as Chief Information Officer, Leibman was President of the AAdvantage loyalty program from 2010 to 2012. From 2001 to 2010, Leibman held several positions in the Information Technology department, culminating in the position of Vice President, Business Operations Systems from 2006 to 2010. Leibman joined American in 1994 in the Revenue Management department. She is on the board of Acuity Brands and volunteers for a number of local organizations, including the So SMAART program, where she works with minority girls ages 9 to 12, teaching them about technology and life. She is the executive sponsor for Living Green, American’s Employee Business Resource Group that explores new ways for us all to “reduce, reuse and recycle.” Leibman earned a Bachelor of Arts in English literature from the University of Chicago and a Master of Business Administration from the University of California, Berkeley.

Priya Aiyar is Senior Vice President, Corporate Affairs and Chief Legal Officer. In this role she will continue to lead American’s Legal Affairs team and legal strategies for the airline. Previously, she was Senior Vice President and General Counsel for American, a position she held since September 2019. Prior to that, she served as a partner at Willkie Farr & Gallagher LLP from 2017 to 2019, as Acting General Counsel and Deputy General Counsel for the U.S. Department of the Treasury from 2013 to 2017, and as Deputy General Counsel for the U.S. Department of Energy from 2011 to 2013. Earlier in her career, she held other senior legal roles within the federal government and was a partner at Kellogg, Huber, Hansen, Todd, Evans & Figel PLLC. She began her legal career as a clerk to Judge Merrick Garland of the U.S. Court of Appeals for the D.C. Circuit and to Justice Stephen Breyer of the U.S. Supreme Court. Aiyar holds a Juris Doctor from Yale Law School, a master’s degree from the University of Oxford and a bachelor’s degree from Harvard University.

Cole Brown is Senior Vice President, Chief People Officer, a position she has held since June 2021. In this role she leads the team responsible for Global Talent and Recruitment, Benefits and Compensation, People Operations and Diversity, Equity and Inclusion. Previously, Brown served as a Vice President of Human Resources at Amazon from November 2018 to 2021. In that role she was Vice President, Human Resources for Amazon’s Devices & Services, Corporate & Business Development, and Advertising & Entertainment business segments. Prior to this role, she was Amazon’s Vice President of Human Resources for North America Customer Fulfillment. In these roles, she served as each business’s chief human resources officer with responsibility for all aspects of human resources, including recruiting, organizational design, training and development, diversity and inclusion, and employee relations. Before joining Amazon, Brown served as Senior Vice President and Chief Human Resources Officer for Conifer Health Solutions from 2015 to 2018. Before that, she held a variety of positions during her time at Walmart from 2002 to 2014, including Chief Diversity Officer and culminating in the position of Senior Vice President of Human Resources. Prior to joining Walmart in its Legal Department, Brown practiced as an attorney specializing in the area of employment law and administrative regulations with Bashen Consulting, Wickliff & Hall, P.C. and Doerner, Saunders, Daniel & Anderson, L.L.P. She holds both a bachelor’s degree and a Juris Doctor from Southern Methodist University in Dallas.

Ron DeFeo is Senior Vice President, Chief Communications Officer. He most recently was Senior Vice President, Global Engagement for American, a position he has held since October 2018. Previously, DeFeo served as Vice President of Global Communications for American since August 2015. In these roles, DeFeo has been responsible for all of American’s internal and external communications, team member recognition programs, leadership development and community affairs. Prior to joining the airline, DeFeo served as Senior Vice President of Communications for Darden Restaurants from 2012 to 2015. Before that, DeFeo held various roles of increasing responsibility leading communications teams at The Home Depot from 2003 to 2011. Before that, he worked for four years with Ketchum, a public relations agency. He earned a bachelor’s degree in communication from DePauw University and a Master of Business Administration from the University of Georgia.

Nate Gatten is Senior Vice President, Corporate Affairs and Chief Government Affairs Officer. Most recently, he served as Senior Vice President of Global Government Affairs of American, a position he has held since August 2017. He will continue to lead American’s federal and international government and regulatory affairs teams, ESG, and corporate security. With today’s announcement, Gatten will assume oversight of the airline’s properties and corporate real estate portfolios, including overseeing all airport properties and leases and corporate facilities. Previously, Gatten was Managing Director and Head of Global Government Relations at JPMorgan Chase & Co. where he led the government relations and policy teams globally, and served as the organization’s primary representative before Congress, the White House and international policy-making bodies. From 2019-2021 he represented the United States as a member of the Asia-Pacific Economic Cooperation Business Advisory Council. Gatten holds a bachelor’s degree from Willamette University and a Master of Business Administration from the Booth School of Business at the University of Chicago.

Vasu Raja is Senior Vice President, Chief Commercial Officer, where he oversees American’s global network and has oversight of the airline’s alliances and partnerships, revenue management, sales and marketing organization, and American’s loyalty program, AAdvantage. Previously, he served as Senior Vice President, Revenue and Senior Vice President, Network Strategy, where he was responsible for network and alliances. Raja joined American in 2004 and has held a variety of roles in Sales, Corporate Planning and Revenue Management. He began his career with Teach for America in 1999 and taught for three years in Baltimore City Public Schools. In 2013, he was named one of the Top 50 Executives under 50 by Diversity MBA Magazine. Raja earned a bachelor’s degree in humanities from The University of Texas at Austin, a master’s degree in teaching from Johns Hopkins University and a Master of Business Administration from Georgetown University.

David Seymour is Senior Vice President, Chief Operating Officer. He is responsible for the airline’s operations and its operating teams, including Airport Operations, Flight Operations, Technical Operations, Flight Service, the Integrated Operations Center and Cargo. Seymour’s aviation career began at the airline in 1999. Throughout his career he has held a variety of leadership roles in Technical Operations, Operations Control, Crew Resources and Flight Operations. Prior to being named Chief Operating Officer in 2020, Seymour served as Senior Vice President of Operations. Early in his career, Seymour served as an airborne infantry officer in the U.S. Army and then held numerous management positions in purchasing, inventory management, distribution and finance after leaving the Army. In 1987, after graduation from U.S. Army Ranger School, he was assigned to the 82nd Airborne Division where he served as a Platoon Leader and Company Executive Officer. He finished his active service in 1991 as the Operations Officer for the U.S. Army Parachute Team “Golden Knights.” Seymour is an executive sponsor for American’s Veteran & Military Employee Business Resource Group, an employee-led organization that supports veterans, current military service members and their families. He also served as the Chairman on the board of the Medal of Honor Foundation. Seymour holds a Bachelor of Science degree in mathematical science of operations research from the U.S. Military Academy and a Master of Management degree in marketing and transportation from Northwestern University’s Kellogg School of Management. Seymour graduated from the United States Military Academy in 1986.

About American Airlines Group
American’s purpose is to care for people on life’s journey. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company’s stock is included in the S&P 500. Learn more about what’s happening at American by visiting news.aa.com and connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines.

Cautionary Statement Regarding Forward-Looking Statements and Information
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (especially in Part I, Item 2. Management’s Discussion and

Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.